Income tax	6 Months Ended
Jun. 30, 2025
Major components of tax expense (income) [abstract]
Income tax

Note 8. Income tax

Total tax expense for the three and six months ended June 30, 2025 was $1.9 million and $5.3 million respectively. Total tax expense for each of the three and six months ended June 30, 2024 was $1.8 million. The effective tax rate for the three and six months ended June 30, 2025 was 3.5% and 8.3% respectively. The main drivers of the effective tax rate relate to non-recognition of deferred tax assets on tax losses and tax effect relating to foreign exchange effects recognized in other comprehensive income. The effective tax rate for three and six months ended June 30, 2024 was 6.1% and 2.4% respectively, with non-recognition of deferred tax assets on tax losses being the main driver of the effective tax rate. The Group operates in a global environment with significant operations in various jurisdictions outside Sweden. Accordingly, the consolidated income tax rate is a composite rate reflecting the Group’s earnings and the applicable tax rates in the various jurisdictions where the Group operates, and whether or not deferred tax assets are able to be recognized.

The Group is, as of January 1, 2025 in scope of the OECD Pillar Two Model Rules (“P2 Rules”). The legislation is effective for the Group’s financial year beginning January 1, 2025. The P2 Rules have been enacted (or substantively enacted) in most jurisdictions in which the Group operates, including Sweden. Although no material exposure arising from Pillar Two has been identified to date, material Pillar Two impacts to the Group’s tax expense remain possible.

In May 2023, the IASB amended IAS 12 Income Taxes to include a mandatory temporary exception from recognizing or disclosing deferred taxes relating to the P2 Rules. The Group has applied this mandatory exception which did not have a material impact to the consolidated financial statements.